UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 25, 2016

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES

CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the first part of the afternoon session of IBM’s Investor Briefing on February 25, 2016.

These materials may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, which statements involve numerous factors that could cause actual results to differ materially. Additional information about those factors is contained in IBM’s filings with the SEC, available from the SEC, IBM’s web site or IBM’s Investor Relations.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 25, 2016

	By:	/s/ Stanley J. Sutula III
Stanley J. Sutula III
Vice President and Controller (Chief Accounting Officer)

3

ATTACHMENT I

Driving Systems Competitive Advantage through Collaborative Innovation Tom Rosamilia Senior Vice President, IBM Systems

Systems

$9.5B 2015 Revenue

$1.7B 2015 Pre-tax Income



Revenue Growth
2010
2015
z Systems
Power
Pre-tax Income

Transformation Progress

Scaling new capabilities for cognitive workloads and cloud

Engaging new clients with new workloads on z13 and Linux

Replacing spinning disk with IBM FlashSystem

Displacing competitors with IBM Spectrum Storage

Managing unstructured data in the cloud with object-based storage

Driving x86 alternatives with OpenPOWER

Innovating in Systems post-Microelectronics divestiture

Delivering solid pre-tax profits

©2016 IBM Corporation

2

Growth opportunities are playing to our strengths Flash Storage $14B1 9% CAGR1 Private Cloud Infrastructure $13B2 13% CAGR2 2015 Opportunity 2019 Opportunity CGR Growth from 2015-2019% 6% CAGR3 14% CAGR4 Hyperscale Data Center $9B4 ($6K+) Linux Servers ~$9B3 Notes 1–4

Engaging new clients with new workloads on z Systems Notes 5–9 z13 500 new patents5 Processes 2.5B transactions / day >30% lower TCO over 3 years vs. x866 450+ installed at 150+ clients in 2015 LinuxONE Scales up to 8K virtual machines7 Performs up to 30B web interactions / day8 Fastest processor in the industry9 40% of IBM z clients have Linux engines installed Mainframe Momentum 50 new clients across 25 countries in 2015 Total MIPS shipments grew 33% YTY in 2015 81 of Top 100 clients use Linux on IBM z *NEW* IBM Blockchain on IBM z Systems: Streamlining business processes

Accelerating shifts in Storage to capture growth and displace competition

IBM FlashSystem

Strong double-digit growth rate in 2015

50x better performance vs. disk arrays[10]

940+ new clients in 2015; 2,300 clients overall

UFHealth
UNIVERSITY OF FLORIDA HEALTH

IBM Spectrum Storage

Manages 300+ different storage devices and yottabytes of data[11]

Incorporates 700+ patents[11]

4,100+ new clients in 2015; 33K+ clients overall

פלאפון

Object Storage

Acquired Cleversafe in 2015, a leader in Object-Based Storage[12]

350+patents in object-based storage solutions[13]

Clients with a range of petabytes in production – from one to 100s, to exabytes

HOGARTH

©2016 IBM Corporation

5

Notes 10–13

Fueling ecosystem innovation with 6 ©2016 IBM Corporation

Fueling ecosystem innovation with ©2016 IBM Corporation 180+ Members 24 Countries 6 Continents 100+ Collaborative innovations under way 30+ Hardware and technology providers IN LESS THAN 2 YEARS 7

Transformation of IBM Power Systems Doug Balog General Manager, IBM Power Systems

Fundamental forces are accelerating change in our industry Price/Performance Full system stack innovation required Moore’s Law IT innovation can no longer come from just the processor Cognitive Custom Hyperscale Data Centers Hybrid Cloud Open Solutions IT consumption models are expanding Technology and Processors 2000 2020 Firmware / OS Accelerators Software Storage Network 9 Full Stack Acceleration (Lower is better)

Transforming IBM Power Systems for growth Designed for cognitive era Power technology designed for big data and analytics workloads Cloud delivery Hyperscale or hybrid cloud with improved economics Open, collaborative innovation platform Enabling cognitive business and cloud economics through Linux and open collaborations 10

An open innovation platform is critical in the new era 5X-10X higher application performance vs. current systems to advance research and tackle big data challenges.14 11 Note 14 Linux and Open Source Drives unique and competitive solutions with broad ecosystem OpenPOWER Delivers new POWER-based collaborative solutions from members to the marketplace leveraging licensing model Cognitive demands acceleration technology and cloud requires new business models 100K+ open source packages, 1,000s of software vendors and dozens of solutions

Monetization of OpenPOWER 12 License intellectual property Sell chips into hyperscale Integrate OpenPOWER innovations into IBM Power Systems

POWER is designed for the cognitive era

Analytics

Delivering leadership business insights with an ecosystem of software vendors

~2X more query results per core / per hour than x86 servers[15]

Cognitive Platform

Optimized for cognitive workloads running on Watson

Watson runs nearly 2X faster with OpenPOWER acceleration innovations[16]

UPMC LIFE CHANGING MEDICINE

Creating the next generation platform for the development of personalized medicine and research using genomics

©2016 IBM Corporation

13

Notes 15–16

POWER and OpenPOWER accelerating digital business in the cloud

Hybrid

Deliver seamless integration, management and security for the broad POWER install base

Only OpenStack converged infrastructure with zero virtualization security vulnerabilities[17]

Custom Hyperscale

Offering market-leading price points via OpenPOWER innovation

OpenPOWER-based systems provide 45% better price-performance than x86-based servers[18]

OpenPOWER Cloud Innovators:

OVH.com Innovation is Freedom

rackspace

ubuntu

©2016 IBM Corporation

14

Notes 17-18

Bold moves continue the transformation of IBM Systems Scaling new capabilities for cognitive workloads and cloud Engaging new clients with new workloads on z13 and Linux Replacing spinning disk with IBM FlashSystem Displacing competitors with IBM Spectrum Storage Managing unstructured data in the cloud with object-based storage Innovating in Systems post-Microelectronics divestiture Driving x86 alternatives with OpenPOWER

[LOGO]

Footnotes 17 1. Flash: Worldwide and U.S. Enterprise Storage Systems Forecast Update, 2015–2019; November 2015, IDC #US40560715 2. Private Cloud Infrastructure: IDC Cloud Infrastructure HW Forecast Dec2015, IDC #US40380015 3. Linux $6K+: IDC, WW Quarterly Server Forecast, 2015Q3Forecast Release, Publication Date: September 10, 2015 4. Hyperscale Data Center: Worldwide Hyperscale Server 2014–2018 Forecast: Strong Hyperscale Buildout Continues, #249972 5. z13-500 patents: https://www-03.ibm.com/press/us/en/pressrelease/45808.wss 6. 32% lower TCO over 3 years versus x86: Performance comparison based on IBM Internal tests comparing IBM z13 cloud with one comparably configured private x86 cloud and one comparably configured public cloud running an aggregation of light, medium and heavy workloads designed to replicate typical IBM customer workload usage in the marketplace. System configurations are based on equivalence ratios derived from IBM internal studies and are as follows: Public Cloud configuration: total of 219 instances (128 for light workloads, 64 for medium workloads and 27 for heavy workloads); x86 Cloud configuration: total of eleven x86 systems each with 24 Intel E7-8857 v2 3.0GHz cores, 512GB memory, and 7x400GB SSDs; z13 Cloud configuration: total of 32 IFLs, 3806GB memory, and Storwize v7000 with 47x400GB SSDs. Price comparison estimates based on a 3YR Total Cost of Ownership (TCO) using publicly available U.S. prices (including a 20% discount for middleware) current as of January 1, 2015. Public Cloud TCO estimate includes costs (US East Region) of infrastructure (instances, data out, storage, support, free tier/reserved tier discounts), middleware and labor. z13 and x86 TCO estimates include costs of infrastructure (system, memory, storage, virtualization, OS, cloud management), middleware, power, floor space and labor. Results may vary based on actual workloads, system configurations, customer applications, queries and other variables in a production environment and may produce different results. Users of this document should verify the applicable data for their specific environment. (https://www-03.ibm.com/press/us/en/pressrelease/45808.wss) 7. Scaling of 8K virtual machines: http://www-03.ibm.com/press/us/en/pressrelease/47474.wss 8. 30B web interactions: http://www-03.ibm.com/systems/linuxone/enterprise-linux-systems/ 9. Fastest processor in the industry: http://www-03.ibm.com/press/us/en/pressrelease/47474.wss 10. 50x better performance vs. disk arrays: Based on IBM internal testing comparing IBM Flash system technology to IBM disk arrays. Individual results will vary. 11. Manages 300+ different storage devices / 700+ patents: http://www-03.ibm.com/press/us/en/pressrelease/46093.wss 12. Cleversafe named a leader in the IDC MarketScape for Object-Based Storage IDC MarketScape: Worldwide Object-Based Storage 2014 Vendor Assessment. Dec 2014. Doc # 253055 13. Object storage patents: https://www-03.ibm.com/press/us/en/pressrelease/47776.wss 14. 5-10X faster: http://www-03.ibm.com/press/us/en/pressrelease/45387.wss 15. 2.03X more query results is based on IBM internal testing of a sample analytic workload; current as of October 20, 2015. Performance improvement figures are cumulative of all queries in the workload. Individual results will vary depending on individual workloads, configurations and conditions. IBM Power System S822LC; 20 cores / 80 threads, POWER8; 3.5GHz, 768 GB memory, DB2 10.5 / Ubuntu 14.04. Competitive stack: Intel x86 2-socket server with 36 cores / 72 threads; 2xIntel E5-2699 v3; 2.3 GHz; 768 GB; DB2 10.5 / RHEL 7.2 16. Watson using OpenPOWER acceleration innovations is at nearly 2X faster when running retrieve and rank workloads: http://www-03.ibm.com/press/us/en/pressrelease/48075.wss 17. Based on vulnerabilities identified at https://nvd.nist.gov - Specific URL searches: https://nvd.nist.gov/ - https://web.nvd.nist.gov/view/vuln/search-results?query=powervm&search_type=last3years&cves=on - https://web.nvd.nist.gov/view/vuln/search-results?query=vmware&search_type=last3years&cves=on 18. Results are based on IBM internal testing of single system running multiple virtual machines with Sysbench read only work load and are current as of October 18, 2015. Performance figures are based on running 24 M record scale factor per VM. Individual results will vary depending on individual workloads, configurations and conditions. IBM Power System S822LC; 20 cores / 160 threads, POWER8; 2.9 GHz, 256 GB memory MariaDB 10.0.19. Ubuntu 14.04.03, PowerKVM 3.1 Competitive stack: HP Proliant DL380 Gen9; 24 cores / 48 threads; Intel E5-2690 v3; 2.6 GHz; 128 GB memory, MariaDB 10.0.20. Ubuntu 14.04.03, KVM Each system was configured to run at similar per VM throughput levels and number of VMs were increased for each system until total system throughput showed maximum throughput levels. Competitive pricing was taken from available web-based pricing. For more information about MariaDB running on IBM Power Systems, go to: http://www-304.ibm.com/partnerworld/wps/servlet/ContentHandler/stg_com_sys-ibm-power-systems-and-mariadb

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0216.html. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Form 8-K dated January 19, 2016 and Attachment I to the company’s Form 8-K dated February 25, 2016.

Blockchain Arvind Krishna Senior Vice President and Director of Research

IBM Research innovation creates new commercial opportunities 7nm chips Green Horizons Speech recognition Workforce optimization Medical Sieve Secure CPU technology Docker container cloud Blue Gene Genomic medicine Personality analytics Analytics on mainframe Data-centric computing Relational database POWER architecture DRAM

Blockchain has evolved to become a trusted distributed ledger Enterprise Blockchain Genesis of Blockchain Cloud Distributed Systems Advanced Cryptography Specialized Processors Permissioned Immutable Transparent Distributed

Blockchain to optimize complex enterprise transactions Logistics Reduced cost Improved efficiency Real-time visibility Property Records Lower transfer fees Less fraud Fewer disputes Capital Markets Faster settlement times Increased credit availability No reconciliation cost $300B Up to in costs associated with each of these areas

IBM is building a Blockchain for the enterprise

Performance and Scalability
- Support billions of transactions
- Ledger lives and grows forever

Immutability
- Committed transactions cannot be changed even by malicious parties

Smart Contract Language
- Simplified abstraction for developing Blockchain apps
- Enhanced security by generating safe code



Enterprise-grade Security
- User privacy
- Contract confidentiality
- Auditability

Easy On-ramp for Developers
- DevOps in the cloud

Seamless Enterprise Integration
- WebSphere and z Systems connectors

IBM technology makes Blockchain real for business

©2016 IBM Corporation

5

Our Commercial Financing business provides working capital to IT suppliers, distributors and partners through financing of inventory and accounts receivables Blockchain Solution for IBM Global Financing >4000 Suppliers and partners worldwide 25,000+ Disputes every year $44B Financed / Year 2.9M Invoices / Year Orders Products & Services Partners Suppliers IGF

Blockchain Solution for IBM Global Financing Reduction in dispute resolution from 40+ days to under 10 Up to 40% capital efficiency in disputes

Emerging interest from a range of industries Open Blockchain fabric Seamless integration with existing systems Global scope Trading platform for low liquidity transactions Reduce operating costs and settlement time Remove intermediate systems and processing Singapore Japan Exchange Group

IBM intends to offer a complete enterprise Blockchain platform

Capabilities

- Complete DevOps lifecycle via Bluemix
- Smart contract language and API standards
- Enterprise-grade identity, security and privacy
- Seamless integration with legacy systems
- Market leading performance and scalability

IBM Leadership

- Deep cryptography: Skills, assets, IP from Research
- Integration: WebSphere gateway and connectors
- Crypto acceleration and z Application Containers
- Industry and domain expertise manifest in IBM solutions
- Future: Analytics and cognitive leadership on Blockchain

IBM Blockchain Platform

Ready for IBM and Partner Solutions


IBM DevOps Service
IBM Identity Service
IBM Consensus Service
IBM Smart Contract Service
Linux Hyperledger Fabric
IBM Cloud

Public | Dedicated | Local || Bluemix | SoftLayer | z Cloud

©2016 IBM Corporation

9

IBM is open for business with Blockchain Build a solution in an IBM garage Hyperledger (Linux Foundation Open Source) Run a network on an IBM cloud Connect enterprise apps to Blockchain Blockchain

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0216.html. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Form 8-K dated January 19, 2016 and Attachment I to the company’s Form 8-K dated February 25, 2016.